UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)                 April 27, 2011
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a) The Company's 2011 annual meeting of stockholders (the "Annual Meeting") was held on April 27, 2011.

(b) The following matters were voted upon at the Annual Meeting and received the following votes:

   (1) Election of Directors as follows:

Name               Votes For         Votes           Abstentions     Broker Non-
                                     Against                           Votes
--------------------------------------------------------------------------------

J. Edward
Coleman            29,587,084        775,574         117,617        7,858,264

James J.
Duderstadt         26,619,848      3,716,784         143,643        7,858,264

Henry C.
Duques             26,627,322      3,707,838         145,115        7,858,264

Matthew J.
Espe               28,931,843      1,403,225         145,207        7,858,264

Denise K.
Fletcher           29,770,496        563,789         145,990        7,858,264

Leslie F.
Kenne              29,818,633        512,648         148,994        7,858,264

Charles B.
McQuade            26,740,570      3,593,773         145,932        7,858,264

Paul E. Weaver     26,707,182      3,616,802         156,291        7,858,264


   (2) A proposal to ratify the selection of KPMG LLP as the company's independent registered public accounting firm for 2011 - 37,784,606 votes for; 470,170 votes against; 83,763 abstentions.

   (3) A proposal to approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 72,000,000 to 100,000,000 - 29,111,642 votes for;
9,116,946 votes against; 109,951 abstentions.

   (4) An advisory vote on executive compensation - 21,814,041, votes for; 8,487,527 votes against; 178,707 abstentions; 7,858,264 broker non-votes.

   (5) An advisory vote on the frequency of holding an advisory vote on executive compensation - 27,719,543 votes for one year; 129,665 votes for two years; 2,480,547 votes for three years; 150,520 abstentions; 7,858,264 broker non-votes.

(d) In light of the vote referred to in (b)(5) above, the Company expects to include an advisory vote on executive compensation in its proxy materials every year until the next advisory vote on frequency, which will be no later than the Company's 2017 Annual Meeting.

Item 8.01.  Other Events

At the Annual Meeting on April 27, 2011, the Company's stockholders approved an amendment (which was described in the Company's proxy statement for the Annual Meeting) to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 72,000,000 to 100,000,000. Accordingly, on April 27, 2011, the Company filed a Certificate of Amendment so amending the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of this Certificate of Amendment is filed as Exhibit 3.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

(d)  The following exhibit is being filed herewith:

    3.1 Certificate of Amendment to Restated Certificate of Incorporation of Unisys Corporation filed with the Secretary of State of the State of Delaware on April 27, 2011.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: April 28, 2011                           By: /s/ Nancy Straus Sundheim
                                                       ---------------------
                                                       Nancy Straus Sundheim
                                                       Senior Vice President,
                                                       General Counsel and
                                                       Secretary

                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------

3.1 Certificate of Amendment to Restated Certificate of Incorporation of Unisys Corporation, filed with the Secretary of State of the State of Delaware on April 27, 2011.